UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2009

Toys “R” Us, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	1-11609	22-3260693
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

One Geoffrey Way, Wayne, New Jersey 07470

(Address of Principal Executive Offices, including Zip Code)

(973) 617-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On December 15, 2009, Toys “R” Us, Inc. (the “Company”) provided unaudited financial statements for its wholly-owned subsidiary Toys “R” Us Property Company I, LLC (“TRU Propco I”) (the “TRU Propco I Unaudited Quarterly Financial Statements”) to the administrative agents under the indenture for TRU Propco I’s 10.75% Senior Notes due 2017 (the “Notes”). The TRU Propco I Unaudited Quarterly Financial Statements include:

•	Condensed Consolidated Balance Sheets as of October 31, 2009 and January 31, 2009;

•	Condensed Consolidated Statements of Operations for the thirteen and thirty-nine weeks ended October 31, 2009 and November 1, 2008;

•	Condensed Consolidated Statements of Cash Flows for the thirty-nine weeks ended October 31, 2009 and November 1, 2008;

•	Condensed Consolidated Statements of Member’s Capital (Deficit) for the thirty-nine weeks ended October 31, 2009 and November 1, 2008;

•	Notes to Condensed Consolidated Financial Statements; and

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

A copy of the TRU Propco I Unaudited Quarterly Financial Statements is attached as Exhibit 99.1 to this report and is incorporated herein by reference into this Item 7.01.

On December 15, 2009, the Company provided unaudited combined condensed consolidated financial statements for its wholly-owned subsidiaries Toys “R” Us Property Company II, LLC (“TRU Propco II”) and MPO Holdings, LLC (the “TRU Propco II and MPO Holdings Combined Unaudited Quarterly Financial Statements”) to the administrative agents under the indenture for TRU Propco II’s 8.50% Senior Secured Notes due 2017 (the “Secured Notes”). The TRU Propco II and MPO Holdings Combined Unaudited Quarterly Financial Statements include:

•	Combined Condensed Consolidated Balance Sheets as of October 31, 2009 and January 31, 2009;

•	Combined Condensed Consolidated Statements of Operations for the thirteen and thirty-nine weeks ended October 31, 2009 and November 1, 2008;

•	Combined Condensed Consolidated Statements of Cash Flows for the thirty-nine weeks ended October 31, 2009 and November 1, 2008;

•	Combined Condensed Consolidated Statements of Member’s Deficit for the thirty-nine weeks ended October 31, 2009 and November 1, 2008;

•	Notes to Combined Condensed Consolidated Financial Statements; and

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

A copy of the TRU Propco II and MPO Holdings Combined Unaudited Quarterly Financial Statements is attached as Exhibit 99.2 to this report and is incorporated herein by reference into this Item 7.01.

On December 15, 2009, the Company also provided unaudited financial statements for its wholly-owned subsidiary Toys “R” Us-Delaware, Inc. (“Toys-Delaware”) (the “Toys-Delaware Unaudited Quarterly Financial Statements”) to the administrative agents under the indenture for the Notes and Secured Notes. The Toys-Delaware Unaudited Quarterly Financial Statements include:

•	Condensed Consolidated Balance Sheets as of October 31, 2009, January 31, 2009 and November 1, 2008;

•	Condensed Consolidated Statements of Operations for the thirteen and thirty-nine weeks ended October 31, 2009 and November 1, 2008;

•	Condensed Consolidated Statements of Cash Flows for the thirty-nine weeks ended October 31, 2009 and November 1, 2008;

•	Condensed Consolidated Statements of Stockholder’s Equity for the thirty-nine weeks ended October 31, 2009 and November 1, 2008;

•	Notes to Condensed Consolidated Financial Statements; and

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

A copy of the Toys-Delaware Unaudited Quarterly Financial Statements is attached as Exhibit 99.3 to this report and is incorporated herein by reference into this Item 7.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1	TRU Propco I Unaudited Quarterly Financial Statements.

99.2	TRU Propco II and MPO Holdings Combined Unaudited Quarterly Financial Statements.

99.3	Toys-Delaware Unaudited Quarterly Financial Statements.

Signature

Pursuant to the requirements of the Securities Exchange Act of l934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Toys “R” Us, Inc. (Registrant)

Date: December 15, 2009	By:	/s/ F. CLAY CREASEY, JR.
	Name:	F. Clay Creasey, Jr.
	Title:	Executive Vice President – Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	TRU Propco I Unaudited Quarterly Financial Statements.

99.2	TRU Propco II and MPO Holdings Combined Unaudited Quarterly Financial Statements.

99.3	Toys-Delaware Unaudited Quarterly Financial Statements.